UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2024

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green Ste 15614 Dover DE 19901

 (Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIAU	The Nasdaq Stock Market, LLC

Class A Ordinary Share, par value $0.0001 per share	HAIA	The Nasdaq Stock Market, LLC

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIAW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes to Registrant’s Certifying Accountant.

On May 3, 2024, the SEC entered an Order Instituting Public Administrative and Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933, Sections 4C and 21C of the Securities Exchange Act of 1934 and Rule 102(e) of the Commission’s Rules of Practice, Making Findings, and Imposing Remedial Sanctions and a Cease-and-Desist Order (the “SEC Order”),  barring BF Borgers from appearing or practicing before the SEC as an accountant for reasons described therein. On May 9, 2024, the Company received a letter from the Division of Corporate Finance of the Securities and Exchange Commission (the “SEC”) informing the Company that BF Borgers had been suspended from appearing or practicing before the SEC as an accountant pursuant to Rule 102(e) of the Commission’s Rules of Practice (the “SEC Letter”).

On May 13, 2024, Healthcare AI Acquisition Corp. (the “Company”) dismissed BF Borgers CPA PC (“BF Borgers”), as its independent registered public accounting firm. The decision was made with the approval of the Company’s board of directors upon recommendation of the members of the Company’s Audit Committee (the “Committee”) on May 10, 2024.

BF Borgers reported on the Company’s financial statements for the fiscal year ended December 31, 2023. During the Company’s most recent fiscal year ended December 31, 2023, through the date of this Current Report, the Company is of the opinion that there were no “disagreements” with BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BF Borgers would have caused BF Borgers to make reference thereto in its reports on the consolidated financial statements for such year. During the fiscal year ended December 31, 2023, and through May 10, 2024, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The SEC Letter advised that, in lieu of obtaining a letter from BF Borgers stating whether or not it agrees with the statements herein, the Company may indicate that BF Borgers is not currently permitted to appear or practice before the SEC for reasons described in the SEC Order.

The Committee and the Company’s board of directors are currently in the process of identifying and retaining a new qualified independent registered public accounting firm (“Accounting Firm”) to review and opine on the Company’s annual financial statements moving forward.  Until such time, the Company may not be able to file its financial results for the first quarter ended March 31, 2024, as well as other future SEC filings, on a timely basis. The Company is working expeditiously to engage another Accounting Firm and go through the financial review process to ensure timely filings of SEC reports on a going forward basis.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Dated: May 13, 2024	By:	/s/ Jiande Chen
Name: Jiande Chen
Title: Chief Executive Officer

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